UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported)      August 17, 2001


                              Rymer Foods, Inc.
            (Exact name of registrant as specified in its charter)


          Delaware                 1-6071                 36-1343930
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 (State or other jurisdiction    (Commission            (IRS Employer
       of incorporation)         File Number)        Identification No.)



 4600 South Packers Avenue, Suite 400, Chicago, Illinois        60609
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 (Address of principal executive offices)                    (Zip Code)


 Registrant's telephone number, including area code       (773) 927-9700


                                      N/A
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          (Former name or former address, if changed since last report)

 Item 5.   Other Events.
           -------------
      On August 17, 2001, the Board of Directors of Rymer Foods, Inc. (the "Company") announced that FLP Holdings III, LLC and RFI Acquisition, Inc., which entered into a merger agreement with the Company on April 10, 2001, have terminated the agreement. The text of the Company's press release dated August 17, 2001 announcing the termination of the merger agreement is included as Exhibit 99.1 to this Form 8-K.

 Item 7.   Financial Statements and Exhibits.
           ----------------------------------
      (c)  Exhibits

           99.1 Text of Press Release of Rymer  Foods, Inc. dated
                August 17, 2001.




                            SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 Rymer Foods, Inc.
                                 (Registrant)



                                 By:   /s/ Paul Conti
                                 --------------------
                                 Name: Paul Conti
                                 Title:  Chairman of the Board, Chief
                                 Executive Officer and President



 DATE: August 17, 2001